Exhibit 99.2

THE COLONIAL BANCGROUP, INC.

Summary of Financial Results as Originally Reported and as Restated

(dollars in thousands, except per share amounts) (unaudited)

	Nine Months Ended September 30,				Three Months Ended September 30,
	2005		2004		2005		2004
INCOME STATEMENT:	As Previously Reported	As Restated	As Previously Reported	As Restated	As Previously Reported	As Restated	As Previously Reported	As Restated
Net interest income	$532,080	$522,659	$426,577	$413,303	$188,015	$185,266	$149,835	$145,442
Provision for loan losses	20,946	20,946	21,606	21,606	6,007	6,007	7,153	7,153
Noninterest Income:
Net cash settlement of interest rate swap derivatives	—	8,812	—	12,624	—	2,514	—	4,183
Change in fair value of interest rate swap derivatives	—	(5,382)	—	726	—	(7,072)	—	7,899
Other noninterest income	128,244	128,244	104,007	103,007	43,884	43,884	33,060	33,060

Total noninterest income	128,244	131,674	104,007	116,357	43,884	39,326	33,060	45,142
Noninterest expense	382,111	382,774	314,855	316,424	133,749	133,964	106,541	107,079

Income before income taxes	257,267	250,613	194,123	191,630	92,143	84,621	69,201	76,352
Applicable income taxes	86,027	83,618	66,002	65,100	30,868	28,145	23,528	26,117

Net income	$171,240	$166,995	$128,121	$126,530	$61,275	$56,476	$45,673	$50,235

Diluted earnings per share:
Net income	$1.15	$1.12	$0.98	$0.97	$0.39	$0.36	$0.34	$0.38
Impact of accounting correction		$(0.03)		$—		$(0.03)		$0.04
Impact of other immaterial adjustments		$—		$(0.01)		$—		$—
Average diluted shares outstanding	149,171	149,171	131,405	131,405	155,510	155,510	134,730	134,730

Impact on Certain Ratios (1):

Net Interest Margin:
Net interest income (taxable equivalent)	$533,209	$523,788	$427,994	$414,720	$188,372	$185,623	$150,266	$145,873
Average earning assets	$18,823,952	$18,823,952	$15,839,564	$15,839,564	$19,559,172	$19,559,172	$16,464,943	$16,464,943
Net interest margin (taxable equivalent)	3.78%	3.72%	3.61%	3.49%	3.83%	3.78%	3.64%	3.53%

Noninterest Income:
Noninterest income	$128,244	$131,674	$104,007	$116,357	$43,884	$39,326	$33,060	$45,142
Total revenue	$660,324	$654,333	$530,584	$529,660	$231,899	$224,592	$182,895	$190,584
Noninterest income as a % of total revenue	19.42%	20.12%	19.60%	21.97%	18.92%	17.51%	18.08%	23.69%

(1)	These ratios changed primarily due to the reclassification of net cash settlement of the affected swap derivatives from net interest income (taxable equivalent) to noninterest income and for the changes in fair values of the affected swap derivatives which are reflected in noninterest income.

THE COLONIAL BANCGROUP, INC.

Summary of Financial Results as Originally Reported and as Restated

(dollars in thousands, except per share amounts) (unaudited)

	Six Months Ended June 30,				Three Months Ended June 30,
	2005		2004		2005		2004
INCOME STATEMENT:	As Previously Reported	As Restated	As Previously Reported	As Restated	As Previously Reported	As Restated	As Previously Reported	As Restated
Net interest income	$344,065	$337,393	$276,742	$267,861	$177,423	$174,435	$143,635	$139,345
Provision for loan losses	14,939	14,939	14,453	14,453	9,010	9,010	6,519	6,519
Noninterest Income:
Net cash settlement of interest rate swap derivatives	—	6,298	—	8,441	—	2,802	—	4,259
Change in fair value of interest rate swap derivatives	—	1,690	—	(7,173)	—	8,034	—	(14,946)
Other noninterest income	84,360	84,360	70,947	69,947	49,761	49,761	33,244	33,244

Total noninterest income	84,360	92,348	70,947	71,215	49,761	60,597	33,244	22,557
Noninterest expense	248,362	248,810	208,314	209,345	131,747	131,982	104,702	105,234

Income before income taxes	165,124	165,992	124,922	115,278	86,427	94,040	65,658	50,149
Applicable income taxes	55,159	55,473	42,474	38,983	28,953	31,709	22,324	16,710

Net income	$109,965	$110,519	$82,448	$76,295	$57,474	$62,331	$43,334	$33,439

Diluted earnings per share:
Net income	$0.75	$0.75	$0.64	$0.59	$0.38	$0.41	$0.33	$0.25
Impact of accounting correction		$—		$(0.04)		$0.03		$(0.08)
Impact of other immaterial adjustments		$—		$(0.01)		$—		$—
Average diluted shares outstanding	145,960	145,960	129,726	129,726	151,568	151,568	131,228	131,228

Impact on Certain Ratios (1):

Net Interest Margin:
Net interest income (taxable equivalent)	$344,836	$338,164	$277,729	$268,848	$177,794	$174,806	$144,115	$139,825
Average earning assets	$18,450,249	$18,450,249	$15,523,439	$15,523,439	$18,819,018	$18,819,018	$16,057,829	$16,057,829
Net interest margin (taxable equivalent)	3.75%	3.68%	3.59%	3.47%	3.78%	3.72%	3.60%	3.49%

Noninterest Income:
Noninterest income	$84,360	$92,348	$70,947	$71,215	$49,761	$60,597	$33,244	$22,557
Total revenue	$428,425	$429,741	$347,689	$339,076	$227,184	$235,032	$176,879	$161,902
Noninterest income as a % of total revenue	19.69%	21.49%	20.41%	21.00%	21.90%	25.78%	18.79%	13.93%

(1)	These ratios changed primarily due to the reclassification of net cash settlement of the affected swap derivatives from net interest income (taxable equivalent) to noninterest income and for the changes in fair values of the affected swap derivatives which are reflected in noninterest income.

THE COLONIAL BANCGROUP, INC.

Summary of Financial Results as Originally Reported and as Restated

(dollars in thousands, except per share amounts) (unaudited)

	Three Months Ended March 31,
	2005		2004
INCOME STATEMENT:	As Previously Reported	As Restated	As Previously Reported	As Restated
Net interest income	$166,642	$162,958	$133,107	$128,516
Provision for loan losses	5,929	5,929	7,934	7,934
Noninterest Income:
Net cash settlement of interest rate swap derivatives	—	3,496	—	4,182
Change in fair value of interest rate swap derivatives	—	(6,344)	—	7,773
Other noninterest income	34,599	34,599	37,703	36,703

Total noninterest income	34,599	31,751	37,703	48,658
Noninterest expense	116,615	116,828	103,612	104,111

Income before income taxes	78,697	71,952	59,264	65,129
Applicable income taxes	26,206	23,764	20,150	22,273

Net income	$52,491	$48,188	$39,114	$42,856

Diluted earnings per share:
Net income	$0.37	$0.34	$0.31	$0.34
Impact of accounting correction		$(0.03)		$0.04
Impact of other immaterial adjustments		$—		$(0.01)
Average diluted shares outstanding	140,280	140,280	128,029	128,029

Impact on Certain Ratios (1):

Net Interest Margin:
Net interest income (taxable equivalent)	$167,042	$163,358	$133,612	$129,021
Average earning assets	$18,077,383	$18,077,383	$14,989,049	$14,989,049
Net interest margin (taxable equivalent)	3.72%	3.64%	3.58%	3.45%

Noninterest Income:
Noninterest income	$34,599	$31,751	$37,703	$48,658
Total revenue	$201,241	$194,709	$170,810	$177,174
Noninterest income as a % of total revenue	17.19%	16.31%	22.07%	27.46%

(1)	These ratios changed primarily due to the reclassification of net cash settlement of the affected swap derivatives from net interest income (taxable equivalent) to noninterest income and for the changes in fair values of the affected swap derivatives which are reflected in noninterest income.

THE COLONIAL BANCGROUP, INC.

Summary of Financial Results as Originally Reported and as Restated

(in thousands) (unaudited)

	September 30, 2005		June 30, 2005		March 31, 2005
BALANCE SHEET:	As Previously Reported	As Restated	As Previously Reported	As Restated	As Previously Reported (1)	As Restated
Accrued interest and other assets	$270,251	$272,104	$278,242	$276,609	$261,669	$262,978
Total assets	21,114,927	21,116,780	20,984,308	20,982,675	20,001,209	20,002,518

Time deposits	6,317,252	6,321,283	5,260,074	5,261,714	4,713,230	4,716,950
Total deposits	15,265,794	15,269,825	14,146,735	14,148,375	12,980,143	12,983,863
Junior subordinated debt	314,322	307,477	320,030	307,506	308,952	302,382
Accrued expenses and other liabilities	94,218	98,454	83,258	87,279	99,675	98,111
Total liabilities	19,212,503	19,213,925	19,064,675	19,057,812	18,376,012	18,376,948

Retained Earnings	830,092	830,523	792,313	797,543	757,061	757,434
Total shareholders’ equity	$1,902,424	$1,902,855	$1,919,633	$1,924,863	$1,625,197	$1,625,570

(1)	Certain reclassifications were made to previously reported balances in order to be consistent with current presentation.

THE COLONIAL BANCGROUP, INC.

Summary of Financial Results as Originally Reported and as Restated

(dollars in thousands, except per share amounts) (unaudited)

	Years Ended December 31,
	2004		2003		2002
INCOME STATEMENT:	As Previously Reported	As Restated	As Previously Reported	As Restated	As Previously Reported	As Restated
Net interest income	$584,516	$567,248	$506,643	$495,148	$461,170	$455,209
Provision for loan losses	26,994	26,994	37,378	37,378	35,980	35,980
Noninterest Income:
Net cash settlement of interest rate swap derivatives	—	16,567	—	11,470	—	5,961
Change in fair value of interest rate swap derivatives	—	(393)	—	(6,865)	—	18,885
Other noninterest income	138,027	137,027	133,022	134,022	106,923	106,923

Total noninterest income	138,027	153,201	133,022	138,627	106,923	131,769
Noninterest expense	429,870	431,649	375,124	376,001	317,370	318,287

Income from continuing operations before income taxes	265,679	261,806	227,163	220,396	214,743	232,711
Applicable income taxes	90,331	88,929	77,236	74,785	73,872	80,377
Loss from discontinued operations, net of income taxes	—	—	—	—	(846)	(846)

Net income	$175,348	$172,877	$149,927	$145,611	$140,025	$151,488

Diluted earnings per share (net income):
Net income	$1.33	$1.31	$1.20	$1.16	$1.16	$1.26
Impact of accounting correction		$(0.01)		$(0.04)		$0.10
Impact of other immaterial adjustments		$(0.01)		$—		$—
Average diluted shares outstanding	132,315	132,315	125,289	125,289	120,648	120,648

Impact on Certain Ratios (1):

Net Interest Margin:
Net interest income (taxable equivalent)	$586,326	$569,058	$508,935	$497,440	$464,078	$458,117
Average earning assets	$16,173,539	$16,173,539	$14,736,974	$14,736,974	$12,909,926	$12,909,926
Net interest margin (taxable equivalent)	3.63%	3.52%	3.45%	3.38%	3.59%	3.55%

Noninterest Income:
Noninterest income	$138,027	$153,201	$133,022	$138,627	$106,923	$131,769
Total revenue	$722,543	$720,449	$639,665	$633,775	$568,093	$586,978
Noninterest income as a % of total revenue	19.10%	21.26%	20.80%	21.87%	18.82%	22.45%

(1)	These ratios changed primarily due to the reclassification of net cash settlement of the affected swap derivatives from net interest income (taxable equivalent) to noninterest income and for the changes in fair values of the affected swap derivatives which are reflected in noninterest income.

THE COLONIAL BANCGROUP, INC.

Summary of Financial Results as Originally Reported and as Restated

(in thousands) (unaudited)

	December 31, 2004		December 31, 2003
BALANCE SHEET:	As Previously Reported (1)	As Restated	As Previously Reported (1)	As Restated
Accrued interest and other assets	$261,743	$261,203	$259,169	$253,846
Total assets	18,897,150	18,896,610	16,273,302	16,267,979

Time deposits	4,315,645	4,317,657	3,900,944	3,900,999
Total deposits	11,861,683	11,863,695	9,918,379	9,918,434
Junior subordinated debt	313,213	302,412	299,917	286,598
Accrued expenses and other liabilities	111,159	114,732	68,865	69,659
Total liabilities	17,503,535	17,498,319	15,094,997	15,082,527

Retained Earnings	725,039	729,715	625,326	632,473
Total shareholders’ equity	$1,393,615	$1,398,291	$1,178,305	$1,185,452

(1)	Certain reclassifications were made to previously reported balances in order to be consistent with current presentation.